UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): May 16, 2017

CECO Environmental Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-7099	13-2566064
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No)

4625 Red Bank Road Cincinnati, OH	45227
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s Telephone Number, Including Area Code): (513) 458-2600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 16, 2017, CECO Environmental Corp. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders of the Company approved the Company’s 2017 Equity and Incentive Compensation Plan (the “Plan”). The following description of the Plan is qualified in its entirety by reference to the Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

In general, the Plan will be administered by the Compensation Committee (the “Compensation Committee”) of the Company’s Board of Directors (the “Board”) (or its successor) or any other committee of the Board designated by the Board, as applicable. The Compensation Committee may from time to time delegate all or any part of its authority under the Plan to a subcommittee. The Plan will enable the Compensation Committee to provide equity and incentive compensation to (1) the Company’s officers and other key employees (and those of its subsidiaries), including persons who have agreed to commence serving in such capacity within 90 days of the grant of the applicable award, (2) the Company’s non-employee directors and (3) certain other individuals who provide employee-type services. Pursuant to the Plan, the Company may grant equity-based or cash compensation generally in form of stock options, appreciation rights, restricted stock, restricted stock units, performance shares, performance units, dividend equivalents, other stock-based awards and cash incentive awards upon terms and conditions as further described in the Plan. The Plan will permit the Company to grant awards that may be able to qualify as “qualified performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended (“Section 162(m)”) and awards that are not intended to so qualify.

Subject to adjustment as described in the Plan, and subject to the Plan’s share counting rules, a total of 2,000,000 shares of common stock are available for awards granted under the Plan, minus one share of common stock for every share subject to an award granted under the Company’s 2007 Equity Incentive Plan, as amended (the “Predecessor Plan”), between December 31, 2016 and May 16, 2017. These shares may be shares of original issuance or treasury shares, or a combination of both. The aggregate number of shares available under the Plan will be reduced by one share of common stock for every one share subject to an award granted under the Plan. Shares underlying certain awards under the Plan and the Predecessor Plan that expire or are forfeited, cancelled or settled for cash (or are unearned) will again be available under the Plan, as further described in the Plan.

The Plan also provides that, subject to adjustment as described in the Plan:

•	the aggregate number of shares of common stock actually issued or transferred upon the exercise of incentive stock options will not exceed 2,000,000 shares of common stock;

•	no participant will be granted stock options and/or appreciation rights, in the aggregate, for more than 750,000 shares of common stock during any calendar year, except that such limit is multiplied by two for a participant’s first year of service with the Company or any subsidiary;

•	no participant will be granted awards of restricted stock, restricted stock units, performance shares and/or other stock-based awards that are intended to qualify as “qualified performance-based compensation” under Section 162(m) (“Qualified Performance-Based Awards”), in the aggregate, for more than 500,000 shares of common stock during any calendar year, except that such limit is multiplied by two for a participant’s first year of service with the Company or any subsidiary;

•	no participant in any calendar year will receive an award of performance units and/or certain other awards payable in cash (excluding cash incentive awards) that are Qualified Performance-Based Awards having an aggregate maximum value as of their respective grant dates in excess of $3,000,000, except that such limit is multiplied by two for a participant’s first year of service with the Company or any subsidiary;

•	no participant in any calendar year will receive cash incentive awards that are Qualified Performance-Based Awards having an aggregate maximum value in excess of $3,000,000, except that such limit is multiplied by two for a participant’s first year of service with the Company or any subsidiary; and

•	generally, no non-employee director will be granted, in any period of one calendar year, awards under the Plan having an aggregate maximum value at the date of grant (calculating the value of any such awards based on the grant date fair value for financial reporting purposes), taken together with any cash fees payable to the non-employee director for the calendar year, in excess of $600,000.

The Plan permits the Compensation Committee to make certain performance-based awards to participants under the Plan, which awards will be earned based upon the achievement of management objectives. The management objectives underlying each such award will be determined by the Compensation Committee based on one or more, or a combination, of the following metrics if the award is a Qualified Performance-Based Award:

•	Profits (e.g., gross profit, gross profit growth, operating income, earnings before or after deduction for all or any portion of interest, taxes, depreciation or amortization, net income (before or after taxes), consolidated net income, net earnings, net sales, cost of sales, basic or diluted earnings per share (before or after taxes), residual or economic earnings, net operating profit (before or after taxes), or economic profit);

•	Cash Flow (e.g., actual or adjusted earnings before or after interest, taxes, depreciation and/or amortization (including EBIT and EBITDA), free cash flow, free cash flow with or without specific capital expenditure target or range, including or excluding divestments and/or acquisitions, operating cash flow, total cash flow, cash flow in excess of cost of capital or residual cash flow, or cash flow return on investment);

•	Returns (e.g., profits or cash flow returns on: assets, investment, capital, invested capital, net capital employed, equity, or sales);

•	Working Capital (e.g., working capital targets, working capital divided by sales, days’ sales outstanding, days’ sales inventory, or days’ sales in payables);

•	Profit Margins (e.g., profits divided by revenues or gross margins and material margins divided by revenues);

•	Liquidity Measures (e.g., debt-to-capital, debt-to-EBITDA, or total debt ratio);

•	Sales Growth, Gross Margin Growth, Cost Initiative and Stock Price Metrics (e.g., revenue, net revenue, revenue growth, net revenue growth, revenue growth outside the United States, gross margin and gross margin growth, material margin and material margin growth, stock price appreciation, total return to stockholders, sales and administrative costs divided by sales, or sales and administrative costs divided by profits); and

•	Strategic Initiative Key Deliverable Metrics consisting of one or more of the following: product development; strategic partnering; research and development; vitality index; market penetration; market share; geographic business expansion goals; expense targets or cost reduction goals; general and administrative expense savings; selling, general and administrative expenses; objective measures of client/customer satisfaction; employee satisfaction; employee retention; management of employment practices and employee benefits; supervision of litigation and information technology; productivity ratios; economic value added (or another measure of profitability that considers the cost of capital employed); product quality; sales of new products; or goals relating to acquisitions or divestitures of subsidiaries, affiliates and joint ventures.

The Board generally will be able to amend the Plan, subject to stockholder approval in certain circumstances as described in the Plan.

5.07 Submission of Matters to a Vote of Security Holders.

On May 16, 2017, the Company held the Annual Meeting. At the Annual Meeting, stockholders of the Company considered: 1) the election of the nine director nominees named in the proxy statement; 2) the ratification of the Company’s independent registered public accounting firm for fiscal 2017; 3) an advisory vote to approve the Company’s named executive officer compensation; and 4) the approval of the Company’s 2017 Equity and Incentive Compensation Plan (the “Plan). The voting results at the Annual Meeting with respect to each of the matters described above were as follows:

1.	The nine director nominees named in the proxy statement and standing for election were elected based upon the following votes:

DIRECTOR NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
Jason DeZwirek	23,912,953	2,165,420	5,656,243
Dennis Sadlowski	25,332,223	746,150	5,656,243
Eric M. Goldberg	25,191,863	886,510	5,656,243
David B. Liner	25,380,515	697,858	5,656,243
Claudio A. Mannarino	25,373,006	705,367	5,656,243
Jonathan Pollack	23,933,544	2,144,829	5,656,243
Seth Rudin	25,502,466	575,907	5,656,243
Valerie Gentile Sachs	24,379,096	1,699,277	5,656,243
Donald A. Wright	25,143,101	935,272	5,656,243

2.	The appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for fiscal 2017 was ratified as follows:

FOR	AGAINST	ABSTAIN
30,962,833	542,472	229,311

3.	The Company’s named executive officer compensation was approved on an advisory basis as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
25,471,535	544,909	61,929	5,656,243

4.	The 2017 Equity and Incentive Compensation Plan was approved based upon the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
24,463,125	1,245,814	369,434	5,656,243

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title

10.1	CECO Environmental Corp. 2017 Equity and Incentive Compensation Plan (incorporated herein by reference to Exhibit 4.3 to the Registrant’s Registration Statement on Form S-8 filed on May 16, 2017 (Registration No. 333-218030))

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2017	CECO Environmental Corp.

	By:	/s/ Matthew Eckl
Matthew Eckl
Chief Financial Officer and Secretary

Exhibit Index

Exhibit Number	Exhibit Title

10.1	CECO Environmental Corp. 2017 Equity and Incentive Compensation Plan (incorporated herein by reference to Exhibit 4.3 to the Registrant’s Registration Statement on Form S-8 filed on May 16, 2017 (Registration No. 333-218030))

6